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                                                                      EXHIBIT 99


                        SIGNET STUDENT LOAN TRUST 1996-A
                        TRANSFER AND ASSUMPTION AGREEMENT



         TRANSFER AND ASSUMPTION AGREEMENT dated as of November 28, 1997 by and among SIGNET BANK, a Virginia banking corporation ("Signet"), FIRST UNION NATIONAL BANK, a national banking association headquartered in Charlotte, North Carolina ("FUNB"), SIGNET STUDENT LOAN TRUST 1996-A, a Delaware trust (the "Issuer"), SIGNET STUDENT LOAN CORPORATION, a Virginia corporation maintaining a beneficial and record ownership interest in at least 1% of the Certificate Balance of the Trust Certificates (the "Company"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, solely as eligible lender trustee (the "Eligible Lender Trustee"), and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         WHEREAS, Signet, as Seller, the Issuer and the Eligible Lender Trustee are parties to the Loan Sale Agreement dated as of November 1, 1996 (as amended or supplemented, the "Loan Sale Agreement");

         WHEREAS, Signet, as Master Servicer, the Issuer and the Eligible Lender Trustee are parties to the Master Servicing Agreement dated as of November 1, 1996 (as amended or supplemented, the "Master Servicing Agreement");

         WHEREAS, Signet, as Depositor, the Company and the Eligible Lender Trustee are parties to the Trust Agreement dated as of November 1, 1996 relating, among other things, to the issuance of Floating Rate Asset Backed Certificates by the Issuer (as amended or supplemented, the "Trust Agreement");

         WHEREAS, Signet, as Administrator, the Issuer and the Indenture Trustee are parties to the Administration Agreement dated as of November 1, 1996 (as amended or supplemented, the "Administration Agreement");

         WHEREAS, the Issuer and the Indenture Trustee are parties to the Indenture dated as of November 1, 1996 relating to the issuance of Floating Rate Class A-1 Asset Backed Notes and Floating Rate Class A-2 Asset Backed Notes (as amended or supplemented, the "Indenture");

         WHEREAS, Signet is a party to an Agreement and Plan of Mergers dated as of July 18, 1997 among Signet Banking Corporation, First Union Corporation, Signet and FUNB pursuant

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to which Signet will merge with and into FUNB and FUNB will be the surviving corporation in the Merger effective the date hereof (the "Merger");


         WHEREAS, Section 4.04 of the Loan Sale Agreement, Section 5.03 of the Master Servicing Agreement and Section 25 of the Administration Agreement permit the Merger to occur and the rights and obligations of Signet in its various capacities under those agreements to be assigned to and assumed by FUNB provided that the steps specified therein are taken;

         WHEREAS, the Trust Agreement and the Indenture do not contain any restrictions or requirements relating to the Merger;

         WHEREAS, Signet wishes to assign, transfer and convey to FUNB all of its rights, duties, liabilities and obligations, if any, under the Loan Sale Agreement, the Master Servicing Agreement, the Trust Agreement, the Administration Agreement and the Indenture and FUNB desires to take and assume, as appropriate, all of such rights, duties, liabilities and obligations; and

         WHEREAS, the Eligible Lender Trustee, the Indenture Trustee, the Company and the Issuer are willing to accept such an assignment by Signet and assumption by FUNB subject to the terms and conditions hereof and of the Loan Sale Agreement, the Master Servicing Agreement and the Administration Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, Signet, FUNB, the Eligible Lender Trustee, the Company, the Indenture Trustee and the Issuer hereby agree as follows:

         1. DEFINED TERMS. All terms defined in the Administration Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

         2.       CONVEYANCE.

                  Signet hereby assigns, conveys and transfers to FUNB, and FUNB hereby accepts, all of Signet's rights, if any, under the Loan Sale Agreement, the Master Servicing Agreement, the Trust Agreement, the Administration Agreement and the Indenture, including without limitation any rights it may have as Seller under the Loan Sale Agreement, Master Servicer under the Master Servicing Agreement, Depositor under the Trust Agreement, and Administrator under the Administration Agreement.

         3.       ASSUMPTION OF OBLIGATIONS.

                  FUNB, as the surviving corporation in the Merger, hereby expressly assumes all of the obligations, liabilities, responsibilities and duties of Signet under the Loan Sale

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Agreement, the Master Servicing Agreement, the Trust Agreement, the
Administration Agreement and the Indenture, whether applicable to Signet individually or as Seller, Master Servicer, Depositor, Custodian, Administrator or otherwise, and FUNB shall become the Seller, Master Servicer, Depositor, Custodian and Administrator, as applicable.

         4. CONSENT BY THE INDENTURE TRUSTEE, THE ISSUER, THE ELIGIBLE LENDER TRUSTEE AND THE COMPANY.

                  The Indenture Trustee, the Issuer, the Eligible Lender Trustee and the Company hereby acknowledge and consent to the transactions contemplated hereby.

         5. REPRESENTATIONS AND WARRANTIES OF FUNB.

                  FUNB hereby represents and warrants to the other parties hereto as to the following matters applicable to it as of the date hereof:

                  (a) Due Organization, etc. FUNB, as the surviving corporation in the Merger, is a duly organized and validly existing national banking association under the laws of the United States of America with full power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

                  (b) Legal, Valid and Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of FUNB, enforceable against FUNB in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect affecting creditors' rights in general and the rights of creditors of a national banking association and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (c) Insolvency. FUNB is not insolvent; after giving effect to the Merger and the transactions contemplated hereby, FUNB will not be insolvent; and this Agreement has not been executed and the transactions contemplated hereby have not been completed in contemplation of insolvency or with the intent to hinder or defraud the creditors of Signet or FUNB.

                  (d) Security Interest. The security interest of the Eligible Lender Trustee in the Financed Student Loans and other Trust Assets continues to remain in full force and effect and has not been interrupted or impaired by the signing of this Agreement and such security interest remains prior to all others except as set forth in the Loan Sale Agreement.

                  (e) Maintenance of this Agreement, etc. This Agreement, the Master Servicing Agreement, the Loan Sale Agreement, the Trust Agreement, the Indenture and the Administration Agreement will at all times be maintained in the official records of FUNB kept in the normal course of its business.


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                  (f) Confirmation of Certain Representations and Warranties.
FUNB hereby makes and confirms as of the date hereof the representations and warranties of the Seller, MUTATIS MUTANDIS, contained in Sections 3.01 and 4.01 of the Loan Sale Agreement, of the Master Servicer, MUTATIS MUTANDIS, contained in Section 5.01 of the Master Servicing Agreement, of the Depositor, MUTATIS MUTANDIS, contained in Section 2.09 of the Trust Agreement and of the Administrator, MUTATIS MUTANDIS, contained in Section 1 of the Administration Agreement and confirms that, after giving effect to the Merger and the transactions contemplated hereby, there is no Servicer Default, Event of Default or Administrator Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, Event of Default or Administrator Default has occurred or is continuing.

         6. CONDITIONS PRECEDENT. The consummation of the transactions contemplated hereby are subject to the satisfaction, on or prior to the date hereof of the conditions precedent set forth in Section 4.04 of the Loan Sale Agreement, Section 5.03 of the Master Servicing Agreement and Section 25 of the Administration Agreement.

         7. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         8. COUNTERPARTS. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                            SIGNET BANK


                             BY:      /s/ Suzanne Bachman
                                      -----------------------------------
                                      NAME: Suzanne Bachman
                                      TITLE: Senior Vice President







                            FIRST UNION NATIONAL BANK


                            BY:      /s/ Mary T. Whittaker
                                     -----------------------------------
                                     NAME: Mary T. Whittaker
                                     TITLE: Vice President



                            SIGNET STUDENT LOAN CORPORATION


                            BY:      /s/ Suzanne Bachman
                                     -----------------------------------
                                     NAME: Suzanne Bachman
                                     TITLE: Vice President


                           THE FIRST NATIONAL BANK OF CHICAGO, AS
                             ELIGIBLE LENDER TRUSTEE


                           BY:      /s/ Steve M. Husbands
                                    -----------------------------------
                                    NAME: Steve M. Husbands
                                    TITLE: Assistant Vice President


                           THE BANK OF NEW YORK, AS INDENTURE
                             TRUSTEE


                           BY:       /s/ Cheryl L. Laser
                                     -----------------------------------
                                     NAME: Cheryl L. Laser
                                     TITLE: Assistant Vice President


                          SIGNET STUDENT LOAN TRUST 1996-A

                          BY THE FIRST NATIONAL BANK OF CHICAGO,
                              NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS ELIGIBLE LENDER TRUSTEE

                               BY:   /s/ Steve M. Husbands
                                        -----------------------------------
                                        NAME: Steve M. Husbands
                                        TITLE: Assistant Vice President